Exhibit 99.1

Antares Pharma, Inc.

Building Shareholder Value as a Leader in Drug Delivery

FBR 8th Annual Growth Investor Conference June 2-3, 2004

Roger G. Harrison, Ph.D.

CEO and President OTCBB: ANTR www.antarespharma.com

Safe Harbor Statement

Throughout this presentation, we discuss some of our expectations regarding the Company’s future performance. All of these forward-looking statements are based on our current views and assumptions. Actual results could differ materially from these current expectations and from historical performance. Please refer to our latest Form 10-K which contains a discussion of the factors that could affect our expectations.

Agenda

• Company Summary

• Strategy

• Technology and Value Proposition

• Pipeline and Financial Projections

Company Summary

• Formed January 2001

• Drug delivery company

• 2003 sales of $3.8 million: $5.6 million gross

• Cash position approximately $14 million

• Net burn per month approximately $300,000 -$350,000

• 28 full-time staff

• Three locations: Basel, Switzerland Minneapolis, Minnesota Exton, Pennsylvania

Equity Information

• Shares outstanding approximately 38 million

• Fully diluted approximately 61 million

– 17.3 million warrants exercisable between $0.55 and $29.55

– 2.1 million stock options exercisable between $1.56 and $23.00

– 1.2 million shares Convertible Series A Preferred

– 2.4 million shares Convertible Series D Preferred

– 0.1 million committed incentive stock grants

Reconfigured Board

• Dr. Jacques Gonella, Chairman: Founder of JAGO ( ??Skyepharma) and founder of Antares Pharma

• Dr. Roger G. Harrison, CEO & President: Over 25 years with Lilly

• James Clark: Principal of drug delivery consultancy group

• Dr. Philippe Dro: Former CFO and business development executive for Axovan Ltd.

• Thomas J. Garrity: More than 25 years industry experience with Lilly, AdvancePCS in senior financial roles

• Anton Gueth: 20 years at Lilly in financial and commercial roles

• Dr. Rajesh Shrotriya: CEO and President of Spectrum Pharmaceuticals; prior leadership/executive experience with Bristol-Myers Squibb and emerging companies

Strategy

Gross Revenue

2001 – 2003

Millions USD

2001 2002 2003

Strategy

• Aggressively seek new partnering opportunities

• Support existing partnerships

• Initiate in-house specialty pharma company focus

Technology

• Transdermal Gels (ATD™)

The future of transdermal delivery

• Patented technology

• Cosmetic elegance

• Safe ingredients

• Innovative packaging

Opportunity

• Hormone therapy products in Phase II and Phase III trials

• Model proven through success of Androgel® (Solvay) in U.S.

Technology

• Fast-Melt Tablet (Easy Tec™)

Opportunity

Approximately $1.5 billion market growing at 20% per year

Technology

• Mini-Needle Injection System

Opportunity

• Emergency, acute care or intermittent use

• Extendable to vaccinations

• Proven in extensive clinical trials

Technology

• Reusable Needle-Free Injectors

Opportunity

• Proven for human growth hormone and insulin use

• Extension to all major biotechnology and other injection products currently given by s.c. route

Financial Projections

Independent Industry Projections

Needle-Free Sector

10

525

Time

Worldwide Vaccine Market

2002

2007

Prophylactic

Therapeutic

Source: Greystone Associates, Needle-Free Injection, June 2003

Financial Projections

Independent Industry Projections

Transdermal Gel Sector

8

13

Time

Source: Jain PharmaBiotech – November 2002

Fast-Melt Sector

2.49 2.07 1.73 1.44 1.20

2002 2003 2004 2005 2006

Source: Technology Catalysts International—2003

Antares Pharma Partnering Business Model

Licensing Scale-Up Milestone Manufacturing Royalties

Fees Costs Payments Margins on Sales *

Devices $0.2-10m Typically $2.0-10m 20-40% 2-5% paid by partner

Gels $0.1–10m As above $1.0-15m N/A 4-15%

* Dependent on stage licensing

Development Stages of Transdermal Products (Partnered)

Formulation Preclinical Clinical Clinical Regulatory Commer-

Development Testing Phase I / II Phase III Submission cialization

Ibuprofen Gel

Estradiol Patch

Estradiol Gel

Estradiol + Progestin

Testosterone for FSD

Testosterone for male

hypogonadism

* Oxybutynin for OAB

* Alprazolam

NPMG collaboration

ProSkelia

collaboration

* Non-partnered

Development Stages of Device Projects

Concept Prototype Design Manufac- Regulatory Commer-

for Clinical Finaliza- turing Submission cialization

Evaluation tion Scale-Up

Vision for Insulin

Vision for hGH

Valeo for Insulin

Vibex Platforms

AJ1

AJ2

AJ3

AJ4

AJID

Development Stages of Fast-Melt Tablet (Easy Tec™)

Formulation Preclinical Clinical Regulatory Commer-

Development Testing Phase I / II Submission cialization

Ibuprofen

Acetaminophen

Loperamide

Transdermal Gel Opportunity

• Partner, BioSante Pharmaceuticals

– Initiated Phase II clinical trial of LibiGel™ for treatment of female sexual dysfunction and reported positive interim results

– Completed Phase II/III clinical trial of Bio-E-Gel™ and identified effective dose

– Initiated pivotal Phase III clinical trial of Bio-E-Gel™ representing last stage before submission to the FDA

Source: BioSante press release dated March 9, 2004

• Antares rights to data for major non-North American territories

Transdermal Gels – The Replacement for Patch Technology

Hormone Therapy Products

Oxybutynin Alprazolam Topical NSAIDs, Fentanyl Minoxidil, Contraceptives

Non-Hormone Therapy Products

Specific Value Drivers –Existing Business

Product Current Sales Product Future Launches Possibilities Planned

Human Vision Ferring – Asia Pacific U.S.

Growth Europe (SciTech) and

Hormone Japan (JCR)

Insulin Vision U.S. through More distributors extensive marketing U.S. and / worldwide Ibuprofen Transdermal Europe (no Royalty gel royalties)

bearing	agreements

in other countries

Future Value Drivers – License Agreements

Licensee	Field	Territory	Opportunity
Lilly	Diabetes	Worldwide	Lilly 2003 sales $2.1b
Lilly	Obesity	Worldwide	Lilly taking five obesity products to clinicals
BioSante - testosterone gel	Female sexual dysfunction	North America	U.S. market $2.0b (est.)
BioSante - estradiol gel	Menopausal symptoms	North America	Market declining since WHI but still attractive
ProSkelia	Undisclosed	Worldwide	$500m + market potential
NPMG	Topical anesthesia	U.S.	$20-50m potential

Potential Female Sexual Dysfunction (FSD) Opportunity

Products in Market

Year 1 Year 2 Year 3 Year 4 Year 5

Total U.S. Population (millions) growing

293 296 299 302 305

1% per year

Adult U.S. Women – post puberty

100.0 101.0 102.0 103.1 104.1

(millions)

43% per JAMA affected by FSD 43.0 43.4 43.9 44.3 44.8

(millions)

5% Receive treatment (millions) 2.15 2.17 2.20 2.22 2.24

Total market at $1,000 per PYT (billions) 2.15 2.17 2.20 2.22 2.24

Partners market share assumption (%) 10 12 14 16 18

Potential partners revenue (millions USD) 215 260 308 356 403

Potential Antares revenue 4-15% royalty

9 – 32 10 – 39 112 – 46 14 – 53 16 – 60

(millions USD)

Potential Lilly Insulin Opportunity

Products in Market

Year 1 Year 2 Year 3 Year 4 Year 5

Lilly total sales (billions USD) 2.1 2.3 2.5 2.8 3.0

growing 10% per annum

Assumed market share for 10% 210 230 250 280 300

needle-free (millions USD)

Potential Antares revenue between 4.2 – 21 2.6 – 23 5.0 – 25 5.6 – 28 6.0 – 30

2-10% (margin/royalties) (million USD)

Assumed market share for 30% 630 690 750 840 900

needle-free (millions)

Potential Antares revenue between 12.6 – 63 13.8 – 69 15.0 – 75 16.8 – 84 18.0 – 90

2-10% (margin/royalties) (million USD)

Future Opportunities

• Biotechnology products

– 10 marketed in 1990

– 190 (est.) by 2005

– 350 (est.) currently in clinical evaluation

• Transdermal gels

– Projected to be major driver in the sector

Source: Frost & Sullivan, 2003

• Other injectables

– Vaccines increasingly differentiated by device technology

– Continuing drive to “ease of use” injections (pens, autoinjectors, needle-free)

• Fast-melt technology

– Large market positioned for continuing growth

Leading Global Therapeutic Protein Market Segments

Segment/Class 2002 Sales

(billion USD)

Erythropoietins 8.4

Interferons 5.7

Insulin 4.4

Monoclonal Antibodies 4.2

Blood Factors 3.6

Colony Stimulating Factors 2.7

Growth Hormones 2.7

Interleukins 1.7

Growth Factors 0.2

Therapeutic Vaccines 0.07

Others (calcitonins, enzymes, TNF) 2.2

Specialty Pharma Opportunities

• Transdermal gels

– Potential to carry forward into Phase I/II

– Partner support preferred for Phase III

• Fast-melt tablets

– Targeted to generic products currently available in oral form

– Phase I clinical trials predicted basis for approval

• Disposable devices

– Targeted to generic, acute use products currently given by

s.c. or IM injection

– Phase I clinicals predicted basis for approval

• Reusable devices

– Primarily targeted to biotechnology products

– Primarily partnering opportunity

Conclusions

• Established market position

• Significant collaborations with late stage projects Technology platforms well positioned to meet the needs of pharmaceutical/biotechnology partners

• Potential to launch own products in 2006

Company Goals for 2004

• Enhance shareholder value

• Conclude two partnership agreements per year

• Choose one to two products for self-funded development

• Increase revenue from existing products

• List on national exchange